Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases
Note 17. Leases
The Company leases various facilities and office equipment for its physical therapy operations and administrative support functions under operating leases. The Company’s initial operating lease terms are generally between 7 and
10
years, and typically contain options to renew for varying terms.
Right-of-use
(“ROU”) assets and lease liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. The amortization of operating lease ROU assets and the accretion of operating lease liabilities are reported together as fixed lease expense. The fixed lease expense is recognized on a straight-line basis over the life of the lease. Refer to Note 2—
Basis of Presentation and Summary of Significant Accounting Policies
for more information about the Company’s lease accounting policies and ASC 842 adoption.
Lease costs are included as components of cost of services and selling, general and administrative expenses on the consolidated statements of operations. Lease costs incurred by lease type were as follows for the periods indicated below (in thousands):

	Year Ended
	December 31, 2021	December 31, 2020
Lease cost
Operating lease cost	$65,555	$67,279
Variable lease cost (1)	20,045	18,689

Total lease cost (2)	$85,600	$85,968

(1)	Includes short term lease costs, which are not material.
(2)	Sublease income was not material.
During the year ended December 31, 2020, the Company terminated certain lease agreements primarily related to corporate facilities no longer in use. These terminations resulted in net charges of $4.3 million, comprised of $3.9 million in loss on lease terminations and impairment and $0.4 million in other costs associated with the terminations. The charges are recorded in selling, general and administrative expenses in the Company’s consolidated statements of operations. The Company paid approximately $4.6 million related to these terminations during the year ended December 31, 2021.
During the years ended December 31, 2021 and 2020, the Company modified the lease terms for a significant number of its real estate leases. Modifications during the years ended December 31, 2021 and 2020 resulted in an increase to the Company’s operating lease ROU assets and operating lease liabilities of approximately $18.4 million and $29.3 million, respectively.
Other supplemental quantitative disclosures were as follows for the periods indicated below (in thousands):

	Year Ended
	December 31, 2021	December 31, 2020
Other information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$65,678	$61,993
Cash payments related to lease terminations	$4,570	$—
Right-of-use assets obtained in exchange for new operating lease liabilities	$28,759	$14,067
Average lease terms and discount rates as of December 31, 2021 and December 31, 2020 were as follows:

	December 31, 2021	December 31, 2020
Weighted-average remaining lease term:
Operating leases	6.4 years	6.7 years
Weighted-average discount rate:
Operating leases	6.5%	6.5%
Estimated undiscounted future lease payments under
non-cancellable
operating leases, along with a reconciliation of the undiscounted cash flows to operating lease liabilities, respectively, at December 31, 2021 were as follows (in thousands):

Year
2022	$66,916
2023	64,314
2024	57,370
2025	48,508
2026	42,278
Thereafter	92,133

Total undiscounted future cash flows	$371,519
Less: Imputed Interest	(71,489)

Present value of future cash flows	$300,030

Presentation on Balance Sheet
Current	$49,433
Non-current	$250,597